LORD ABBETT INVESTMENT TRUST

Lord Abbett Convertible Fund

Lord Abbett Floating Rate Fund

Lord Abbett High Yield Fund

Supplement dated October 28, 2013 to the

Statement of Additional Information dated April 1, 2013

This supplement supersedes the May 10, 2013 supplement, pertaining to Convertible Fund, to the Statement of Additional Information (the “SAI”).

1.                 The following paragraphs replace the third, fourth and sixth paragraphs in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 5-4 of the SAI:

Alan R. Kurtz heads Convertible Fund’s team and is primarily responsible for the day-to-day management of the Fund. Robert A. Lee is senior member and Christopher J. Towle is a member of the team.

Jeffrey D. Lapin heads Floating Rate Fund’s team and is primarily responsible for the day-to-day management of the Fund. Robert A. Lee is senior member and Christopher J. Towle is a member of the team.

Steven F. Rocco heads High Yield Fund’s team and is primarily responsible for the day-to-day management of the Fund. Robert A. Lee is senior member and Christopher J. Towle is a member of the team.

2.                 The following rows replace the applicable rows of the corresponding table on page 5-5 of the SAI in the subsection titled “Investment Advisory and Other Services – Portfolio Managers”:

Fund	Name	Other Accounts Managed (# and Total Net Assets+)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Convertible Fund	Alan R. Kurtz(1)	0/$0	0/$0	1,766/$777
	Robert A. Lee(2)	11/$51,655	4/$4,466	1,707/$3,847(3)
	Christopher J. Towle	5/$16,493	4/$4,767	1,941/$1,810
Floating Rate Fund	Jeffrey D. Lapin	0/$0	1/$389.3	0/$0
	Robert A. Lee(2)	11/$44,550	4/$4,466	1,707/$3,847(3)
	Christopher J. Towle	5/$13,442	4/$4,767	1,941/$1,810
High Yield Fund	Steven F. Rocco	0/$0	2/$4,263	2/$214.9
	Robert A. Lee(2)	11/$49,669	4/$4,466	1,707/$3,847(3)
	Christopher J. Towle	5/$14,657	4/$4,767	1,941/$1,810

+ Total net assets are in millions.

(1) The amounts shown are as of April 30, 2013.

(2) The amounts shown are as of August 31, 2013.

(3) Does not include $841 million for which Lord Abbett provides investment models to managed account sponsors.

3.                 The following rows replace the applicable rows of the corresponding table beginning on page 5-7 of the SAI in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers”:

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Convertible Fund	Alan R. Kurtz(1)					X
	Robert A. Lee(2)	X
	Christopher J. Towle				X
Floating Rate Fund	Jeffrey D. Lapin		X
	Robert A. Lee(2)	X
	Christopher J. Towle							X
High Yield Fund	Steven F. Rocco			X
	Robert A. Lee(2)	X
	Christopher J. Towle							X
(1) The amount shown is as of April 30, 2013. (2) The amounts shown are as of September 30, 2013.

Please retain this document for your future reference.